Exhibit 99.2

                             Joint Filer Information
                             -----------------------

This Statement on Form 4 is filed by MatlinPatterson LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Opportunities Partners B L.P., MatlinPatterson Global Partners LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Asset Management LLC, David J. Matlin and Mark R. Patterson.

The principal business address of each of the Reporting Persons is 520 Madison Avenue, New York, NY 10022

Name of Designated Filer:  MatlinPatterson LLC

Issuer Name and Ticker Symbol: Polymer Group, Inc.  (POLGA.OB)

Date of Event Requiring Statement:   08/15/05


Date:    August __, 2005            MATLINPATTERSON LLC

                                       By:  /s/ MARK R. PATTERSON
                                            ------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Member



Date:    August __, 2005            MATLINPATTERSON ASSET MANAGEMENT LLC

                                       By:  /s/ MARK R. PATTERSON
                                            ------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Chairman



Date:    August __, 2005            MATLINPATTERSON GLOBAL OPPORTUNITIES
                                    PARTNERS L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner

                                       By:  /s/ MARK R. PATTERSON
                                            ------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    August __, 2005            MATLINPATTERSON GLOBAL OPPORTUNITIES
                                    PARTNERS (BERMUDA) L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner

                                       By:  /s/ MARK R. PATTERSON
                                            ------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director

Date:    August __, 2005            MATLINPATTERSON GLOBAL OPPORTUNITIES
                                    PARTNERS B L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner

                                       By:  /s/ MARK R. PATTERSON
                                            ------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    August __, 2005            MATLINPATTERSON GLOBAL PARTNERS LLC

                                       By:  /s/ MARK R. PATTERSON
                                            ------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    August __, 2005            MATLINPATTERSON GLOBAL ADVISERS LLC

                                       By:  /s/ MARK R. PATTERSON
                                            ------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Chairman



Date:    August __, 2005            DAVID J. MATLIN

                                       By: /s/ DAVID J. MATLIN
                                           -------------------------------------
                                           Name:   David J. Matlin



Date:    August __, 2005            MARK R. PATTERSON

                                       By: /s/ MARK R. PATTERSON
                                           -------------------------------------
                                           Name:   Mark R. Patterson